Exhibit 10.15

MASTER ACCOUNTS RECEIVABLE PURCHASE AND SECURITY AGREEMENT

This Master Accounts Receivable Purchase and Security Agreement is made and entered into this 14th day of December 2024, by and between CapitalPlus Financial Services, LLC (“CPFS”), a Tennessee Limited Liability Company and ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the UCC shall have the meanings set forth in the UCC, except as otherwise defined herein. As used herein, the term:

“Acceptable Account” means an Account of Client conforming to the representations, warranties, and requirements of Section 11, Acceptable Accounts.

“Accounts” means accounts as defined in the UCC.

“Account Debtor” means any person or entity obligated for payment of an Account.

“Account Due Date” means ninety (90) days from the date of the invoice evidencing the Account.

“Advance” means any advance of funds and advance of any portion of the Purchase Price to or on behalf of the Client.

“Advance Rate” means the percentage rate applied against the full face amount for Purchased Accounts as listed on the Schedule of Purchased Accounts document executed by Client and delivered to CPFS.

“Agreement” means this Master Accounts Receivable Purchase and Security Agreement, together with the Schedule of Purchased Accounts and Notice of Assignment documents between the parties, amendments, addenda, and modifications.

“Banking Business Day” means any day not a Saturday, Sunday, legal holiday in the State of Tennessee, or day on which national banks in the State of Tennessee are authorized to close.

“Chargeback Account” means an outstanding Purchased Account which is past the Account Due Date or is determined to no longer be an Acceptable Account.

“Client” means ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators, a Limited Liability Company, organized and existing under the laws of the State of Texas, its successors and assigns.

“Collateral” means All Client’s present and future Accounts, Chattel Paper, Goods (including Inventory and Equipment), Instruments, Investment Property, Documents, and General Intangibles, Letter of Credit Rights, Commercial Tort Claims, Deposit Accounts (as all of the preceding terms are defined in the UCC (as defined below)), all claims and rights to file claims, and the proceeds of all of the foregoing.

“CPFS” means CapitalPlus Financial Services, LLC, a Tennessee limited liability company, its successor and assigns.

“Collected Payments” means collections and payments received by CPFS on Accounts of Client. Credits for Collected Payments shall be provisional and subject to final payment and collection of the deposited item.

“Default Rate” means 24 percent (24%) per annum or the highest percentage rate allowed by law construed by the courts having jurisdiction.

“Discount” means a percentage of the face amount of each Purchased Account for a stated period of days or portion thereof after the date of purchase as stated in the Schedule of Purchased Accounts until receipt of Collected Payments for the Purchased Account.

“Fees and Charges” means all fees and charges which may be charged by CPFS pursuant to this Agreement.

“Inventory” means inventory as defined in the UCC.

“Non-Purchased Account” means any Account not purchased by CPFS.

“Purchase Price” of an Account means the face amount of the Account less the Discount and the Fees and Charges.

“Purchased Account” means an Account that has been purchased by CPFS pursuant to Section 2 below.

“Reserve” means such amount as as stated in the Schedule of Purchased Accounts.

“Settlement Date” means dates as set by CPFS, which dates shall be at least monthly.

“UCC” means the Uniform Commercial Code, as adopted now or in the future in the State of Tennessee.

2.	Purchased Accounts and Non-Purchased Accounts. Client from time to time may offer Accounts to CPFS for purchase. Client shall sign and submit to CPFS a Schedule of Purchased Accounts form which constitutes a Bill of Sale for the invoices representing the Accounts offered for purchase by CPFS and agreed to be considered Acceptable Accounts by CPFS. CPFS may also require other supporting documentation for such invoices as special circumstance arise. CPFS may purchase from Client such Acceptable Accounts as CPFS elects. All purchases shall be subject to the terms and conditions of this Agreement. Client agrees that any monies it shall receive for work performed under any Acceptable Account shall be received in trust and used to discharge its financial obligations to those who furnished labor, materials and equipment. THE OBLIGATION OF CPFS TO PURCHASE ACCOUNTS FROM CLIENT IS DISCRETIONARY AND CPFS SHALL HAVE NO OBLIGATION TO PURCHASE ANY ACCOUNT FROM CLIENT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT. CPFS may decline to purchase any Account submitted by Client for any reason or for no reason, without notice, regardless of any course of conduct or past purchases of Accounts by CPFS. Each purchase by CPFS shall be a true purchase with transfer of all legal and equitable title and shall not be deemed to be a loan arrangement or secured transaction. Client shall thereafter have no right, title or interest in or to Purchased Accounts. Client shall make appropriate entries on its books and records disclosing the sale of Purchased Accounts to CPFS. Proceeds from Non-Purchased Accounts shall be disbursed as set forth in this Agreement.

3.	Purchase Price of Accounts and ACH Authorization. The Purchase Price shall be payable as follows: (a) an amount equal to the face amount of the Account multiplied by the Advance Rate shall be payable upon purchase of the Account (the “Net Purchase Price”), and (b) the balance of the Purchase Price shall be payable after receipt of Collected Payments in full for the Purchased Account or payment in full of the Net Purchase Price plus the-applicable Discount of a Chargeback Account, such balance to be paid on the next Settlement Date. Payment shall be made by wire transfer or ACH to Client’s bank, or by company check as otherwise agreed by CPFS. Client hereby authorizes CPFS, at any time, to initiate electronic debit or credit entries through the ACH system to any deposit account maintained by Client.

4.	Discount. Fees and Charges. Each Purchased Account shall be charged the Discount. In addition, Client shall pay CPFS fees and charges as outlined in the Agreement or separately in the Schedule of Purchased Accounts. There shall be a Misdirected Payment Fee of 15% of the amount of any payment (but in no event less than $1,000.00) on account of a Purchased Account which has been received by Seller and not delivered in kind to Purchaser on the next business day following the date of receipt by Seller, or 30% of the amount of any such payment which has been received by Seller as a result of any action taken by Seller to cause such payment to be made to Seller.

5.	Re-Purchase Obligation and Chargeback Accounts. If a Purchased Account is not paid in full by the Account Due Date, or if at any time a Purchased Account ceases to be an Acceptable Account, the Purchased Account shall thereupon automatically be a Chargeback Account without any action by CPFS. Client shall immediately re-purchase all Chargeback Accounts by paying CPFS the full outstanding face amount owing on the Chargeback Account. Client hereby authorizes CPFS, at any time, to debit its bank(s) account(s) at any banking institution it maintains account(s) and banking relationship(s), at CPFS’s option, without notice to Client, for any and all proceeds not collected within 90 days.

6.	Reserve. As security for the payment of obligations of Client hereunder, CPFS may maintain the Reserve. CPFS may fund the Reserve by withholding amounts owing to Client for Advances or deducting amounts from Collected Payments. Upon termination of the right of Client to submit Accounts to CPFS as provided in Section 14, Termination of Financing, and payment of all amounts owing to CPFS by Client, any balance of the Reserve shall be paid to Client, provided that if CPFS has reasonable grounds to believe that any collections or other payments received by CPFS may be dishonored, voided, or preferential, or claims may be made against CPFS for which Client would be liable, CPFS may continue to hold the Reserve so long as such matters are outstanding and unresolved. CPFS shall be free to use the Reserve as working capital or as CPFS otherwise determines. Client shall not be entitled to interest on the Reserve.

7.	Application of Payments and Collections. CPFS may apply payments and recoveries from Accounts, including Non-Purchased Accounts, first to Fees and Charges, second to outstanding and accrued interest, and third to Outstanding Advances.

8.	Setoff and Deduction by CPFS. As to all amounts owing to CPFS by Client, CPFS may (a) deduct such amount from Collected Payments received on Accounts, including Non-Purchased Accounts, (b) setoff and deduct such amount against Advances or any amount owing by CPFS to Client, (c) demand payment from Client whereupon Client shall promptly pay such amount to CPFS, or (d) exercise any combination of the alternatives set forth in this Section or available under this Agreement, at law, or in equity.

9.	Excess Interest. It is the intent of the parties to comply with any usury law applicable to this Agreement and to all amounts owing pursuant to this Agreement, and it is understood and agreed that in no event and upon no contingency shall Client or any guarantor be required to pay interest in excess of the rate allowed by any laws or any state which are determined to be applicable and governing. The intention of the parties being to conform strictly to any applicable usury laws, this Agreement shall be held to be subject to reduction to the amount allowed under any applicable and governing usury laws as now or hereafter construed by the courts having jurisdiction. In the event CPFS receives any interest under this Agreement in excess of any highest permissible rate under any applicable and governing law, such excess interest (including simple interest thereon at the highest permissible rate which is applicable and governing) shall be promptly applied to the amounts owing by Client hereunder and then to Outstanding Advances. To the extent such excess interest is greater than such amounts, CPFS shall promptly remit such overage to Client.

10.	Collection Procedures. (a) Except as agreed otherwise in writing by CPFS, CPFS shall have the exclusive right to collect and to receive all payments on all Purchased Accounts. Client shall not otherwise bill for, submit any invoice, or otherwise attempt to collect any Purchased Account, except as authorized in writing by CPFS. CPFS is authorized to notify Account Debtors of the assignment and purchase of Client’s Accounts and to direct Account Debtors to make all payments on Purchased Accounts directly to CPFS.

Client authorizes CPFS to contact Account Debtors concerning verification and payment of Accounts and to settle or compromise any Account in the sole discretion of CPFS subject only to acting in gold faith. Client hereby waives and releases any and all claims relating to or arising out of any act or omission by CPFS m the verification and collection of Accounts,excluding those based on gross negligence or intentional misconduct. Collection of Accounts in a commercially reasonable manner does not require, and CPFS is not obligated, to commence any legal action including the sending of an attorney’s demand letter, to collect any Account. Client acknowledges and agrees that CPFS is not a collection agency and. will not provide debt collection services for Client’s Accounts. If any Purchased Account is not timely paid, CPFS may, but is not obligated to, engage a collection agency, attorney or other service provider to collect Purchased Accounts. All commissions, fees and charges of any such collection agency, attorney or other service provider shall be paid by Client. CLIENT HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS RELATING TO OR ARISING OUT OF ANY ACT OR OMISSION BY CPFS IN THE COLLECTION OF PURCHASED ACCOUNTS, GROSS NEGLIGENCE AND INTENTIONAL MISCONDUCT EXCEPTED.

Client shall promptly and completely respond to all requests from CPFS for any information or records requested to assist in collection of Accounts. If Client fails to respond to any request within fifteen (15) days, CPFS may deem the Account to no longer be an Acceptable Account. Upon inquiry from an Account Debtor or upon request of CPFS, Client shall notify the Account Debtor to make payment directly to CPFS. Any payments received by Client on Purchased Accounts shall be held in trust by Client for CPFS. In the event an Account Debtor makes payment to Client on any Purchased Account, Client shall immediately notify CPFS of the payment and deliver the payment to CPFS. If payment is made by cash, such payment shall be immediately delivered to CPFS. If payment is made by check or similar instrument, such instrument shall be immediately delivered to CPFS in the form received without negotiation. If payment is made by electronic funds transfer, Client shall immediately forward such payment to CPFS by electron funds transfer. Client acknowledges and agrees that it has no right, title or interest whatsoever in the funds constituting payment of Purchased Accounts, that said funds are the sole and exclusive property of CPFS and that any use of or interference with said funds by Client will result in civil and criminal liability. Client shall immediately notify CPF of any dispute concerning any Purchased Account or Account Debtor. Client hereby authorizes CPFS, at any time, to debit its bank(s) account(s) at any banking institution it maintains account(s) and banking relationship(s), at CPFS’s option, without notice to Client, for any and all proceeds of the Accounts received by the Client, but not delivered to CPFS, in kind. Furthermore. if Client receives such proceeds and fails to deliver same to CPFS, and CPFS is unable to recover said proceeds from Client’s bank accounts, Client hereby pledges all future proceeds of attached accounts receivables until all monies owed CPFS are collected including reasonable collection and attorneys fees.

11.	Acceptable Accounts. An Acceptable Account must meet all of the following requirements and conditions unless waived in writing by CPFS.

(a)	Client has sole and unconditional title to the Account and the Account is free from any other security interest, assignment, lien or other encumbrance of any type.

(b)	The Account is a bona fide obligation of the Account Debtor for the amount identified on the records of Client and there have been no payments, advances, deductions, credits, payment terms, or other modifications or reductions in the amount owing on such Account except as reported to CPFS in writing prior to making an advance based on the Account.

(c)	The Account must be submitted to CPFS within sixty (60) days of the date the services performed giving rise to the Account are completed.

(d)	There are no defenses or setoffs to payment of the Account which can be asserted by way of defense or counterclaim against Client or CPFS.

(e)	The Account will be timely paid in full by the Account Debtor.

(f)	There have been no extensions modifications, or other agreements relating to payment of such Account except as reported to CPFS in writing prior to making an Advance.

(g)	All services performed which give rise to the Account have been completed and have been rendered in compliance with all applicable laws. ordinances, rules and regulations and were performed in the ordinary course of Client’s business.

(h)	The Account Debtor is located or authorized to do business within the United States or the Account has been insured under a policy of credit insurance from an insurer and upon terms acceptable to CPFS.

(i)	No proceeding has been commenced or petition filed under any bankruptcy or insolvency law by or against the Account Debtor; no receiver trustee or custodian has been appointed for any part of the property or the Account Debtor; and no property of the Account Debtor has been assigned for the benefit of creditors.

(j)	Neither the Account, nor any invoice, credit application, billing memorandum, correspondence. or any other document relating to an Account, contracts for or charges interest or any other charge in excess of the maximum non-usurious rate allowed pursuant to applicable law.

(k)	The Account is not past the Account Due Date.

12.	Grant of Security Interest. Client hereby grants CPFS a security interest in the Collateral. Client and CPF’S acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Client, regardless of when Advances to Client are actually made or when the Collateral is acquired. The Collateral shall secure all of Client’s present and future debts, obligations, and liabilities of whatever nature to CPFS, including, without limitation, (a) all obligations of Client under this Agreement, and (b) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor. Client’s obligations under this Agreement may also be secured by other collateral as may be evidenced by other documentation either in or apart from this Agreement.

13.	Representations. Warranties and Covenants of Client and Clients Collateral. Client represents, warrants and covenants that:

(a)	Client is a Limited Liability Company organized and existing in good standing under the laws of the State of Texas.

(b)	The complete and exact name of the Client is ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators. The client’s state organization SOS File number is 0804594697. Except as noted in the following exceptions, during the five years preceding the date of this Agreement: (a) Client has not been known by or used a legal, fictitious or trade name; (b) Client has not changed its name in any respect; (c) Client has not been the surviving entity of a merger or consolidation; and (d) Client has not acquired all or substantially all of the assets of any person or entity. Exceptions: _______________________.

(c)	The execution, delivery and performance by Client of this Agreement have been duly authorized by all necessary action on the part of Client, and are not inconsistent with any organizational documents of Client, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Client is a party or by which it is bound, and upon execution and delivery hereof, this Agreement will constitute a legal, valid and binding agreement and obligation of Client, enforceable in accordance with its terms.

(d)	All Purchased Accounts are Acceptable Accounts.

(e)	Client is the sole owner of the Collateral

(f)	The Purchased Accounts are not subject to, and will be kept free and clear of, any security interest, lien, assignment, or other encumbrance of any nature whatsoever except for current taxes and assessments which are not delinquent, the security interest created by this Agreement, and assignments and security interests created and disclosed in writing to CPFS prior to execution of this Agreement.

(g)	CPFS is authorized to file UCC Financing Statements concerning the Collateral. Client agrees to execute any notices of assignment and other documents reasonably requested by CPFS for perfection or enforcement of the rights and interests of CPFS, and lo give good faith, diligent cooperation to CPFS, and to perform such other acts reasonably requested by CPFS for perfection and enforcement of the rights and interests of CPFS. CPFS is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.

(h)	The place of business of Client, or, if Client has more than one place of business, the location of its chief executive office, is located in the State of Texas. Except as noted in the following exceptions, during the five years preceding the date of this Agreement, this location has not been located outside the State of Texas.

Exceptions: . This location will not be moved from the State of Texas without at least thirty (30) days prior written notice to CPFS.

(i)	The Collateral and all records of Client pertaining to the Collateral are located in the State of Texas.

(j)	CPFS may, but has no duty to, and Client hereby authorizes CPFS to, execute and file on behalf of Client or in CPFS’ name, mechanic’s liens and all other notices, documents and claims to create, perfect, preserve, foreclose and/or release any lien for work performed or materials provided to improve real property. Except as otherwise instructed by CPFS, Client is authorized to file any such mechanic’s liens and other notices and documents in Client’s discretion

14.	Termination of Financing. At any time upon three (3) Banking Business Days written notice all outstanding Purchased Accounts will immediately be Chargeback Accounts and all amounts owing to CPFS by Client pursuant to this Agreement shall, without notice of such election, accelerate and become immediately due and payable in full.

15.	Right to Perform for Client. CPFS may, in its sole discretion, elect to discharge any security interest, lien, or other encumbrance upon any Accounts, elect to pay any subcontractor, vendor, materialman, laborer or other person to whom Client is obligated, whether or not any mechanic’s lien or other encumbrance has been asserted, and elect to pay any insurance charges payable by Client or provide insurance as required herein if Client fails to do so. Any such payments and all expenses incurred in connection therewith shall be immediately due and payable by Client. CPFS shall have no obligation to discharge any such security interest, lien or other encumbrance or pay such insurance charges or provide such insurance.

In the event the filing of lien becomes necessary or advisable, Client agrees that it will make all such filings and provide all related notices to fully protect Client’s and CPFS’s interests. Client agrees to immediately notify and provide CPFS with copies of all such lien filings and notices. In the event that Client does not file any lien or send such related notice that CPFS believes is advisable or necessary to protect CPFS’s interest, Client does hereby make, constitute and appoint CPFS, and its designees, as its true and lawful attorney-in-fact, with full power of substitution, with full power to file a lien and/or provide related notices on behalf of Client on any of Client’s projects. CPFS will have no obligation to file such a lien or send related notices and will have full discretion in deciding when and if such a lien and related notices will be filed or sent. Client understands that in the event that CPFS files any such lien and/or sends such related notices, Client will likely have interests that need to be protected and Client agrees to immediately fully protect such interests. Any lien filed or related notices sent by Client will inure to the benefit of CPFS to the fullest extent allowed by law to protect CPFS’s interest.

16.	Power of Attorney to Endorse Checks. Client does hereby make, constitute and appoint CPFS, and its designees, as its true and lawful attorney-in-fact, with full power of substitution, with full power to endorse the name of Client upon any checks or other forms of payment on Accounts and to effect the deposit and collection thereof. This power of attorney is irrevocable and coupled with an interest. Such power may be exercised at any time.

17.	Disclosure of Information. Client hereby consents to CPFS disclosing to any financial institution or investor providing financing for CPFS or participating in this financing, any and all information, knowledge, reports and records, including, without limitation, financial statements, concerning Client or any guarantor.

Client, shall and shall cause any guarantor of Client’s obligations hereunder to provide to CPFS a copy of its/their financial statements when requested, but at least semi-annually. Said financial statements will include a profit and loss statement and a balance sheet and will be delivered to CPFS within ninety (90) days after its/their fiscal year end and within forty-five (45) days of the corresponding semi-annual period. Said financial statements should be prepared and provided by the Client, and any guarantor, only if not available in audited, review or compilation format from a certified public accountant.

Client shall provide to CPFS on a monthly basis a report listing all accounts receivable amounts due from any and all of Client’s customers, whether or not the receivable represents a Purchased Account or Client’s customer has become an Account Debtor. The list should include, but not be limited to the Client’s customer name, amount of the receivable, the date the receivable was created, and the number of days the receivable has been outstanding. This report is due, without request on CPFS’s part, by mail or electronic means to CPFS’s offices no later than the 15th day of the following month.

Client shall also provide on a quarterly basis without request on CPFS’s part a certified copy of the Department of the Treasury – Internal Revenue Service form 941 as prepared by Client or their authorized payroll processing service or Certified Public Accountant. A copy of this form is due at CPFS’s offices by mail or electronic means No later than the 15th day of the month following its due date with the Department of the Treasury – Internal Revenue Service.

18.	Interest On Unpaid Amounts and Late Fees. In the event Client fails to pay any amount owing to CPFS when due, Client agrees to pay interest on such amount from the due date until paid, both before and after judgment, at the Default Rate.

19.	No Third Party Beneficiary. This Agreement is made for the sole and exclusive benefit of CPFS and Client and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

20.	Indemnification. CLIENT AGREES TO INDEMNIFY CPFS FOR ANY AND ALL CLAIMS WHICH MAY BE ASSERTED AND FOR LIABILITIES AND DAMAGES WHICH MAY BE A WARDED AGAINST CPFS, AND FOR ALL REASONABLE ATTORNEY’S FEES, LEGAL EXPENSES AND OTHER EXPENSES INCURRED IN DEFENDING SUCH CLAIMS, ARISING FROM OR RELATING IN ANY MANNER TO THE PURCHASE, FINANCING AND/OR COLLECTION OF ACCOUNTS PURSUANT TO THE TERMS OF THIS AGREEMENT, EXCLUDING CLAIMS BASED ON THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF CPFS. CPFS SHALL HAVE SOLE AND COMPLETE CONTROL OF THE DEFENSE OF ANY SUCH CLAIMS, AND IS HEREBY GIVEN AUTHORITY TO SETTLE OR OTHERWISE COMPROMISE ANY SUCH CLAIMS AS CPFS, IN GOOD FAITH DETERMINES SHALL BE IN ITS BEST INTEREST.

21.	Payment of Expenses and Attorney’s Fees. Upon occurrence of an event of default, Client agrees to pay all costs and expenses, including reasonable attorney fees and legal expenses, incurred by CPFS in enforcing or exercising any remedies under this Agreement or any other rights and remedies. Client agrees to pay all expenses, including reasonable attorney fees and legal expenses, incurred by CPFS in any bankruptcy proceedings of any type involving Client, any guarantor, this Agreement, the Purchased Accounts, or the Collateral, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral or relating to any plan of reorganization.

22.	Revival Clause. If the incurring of any debt by Client or the payment of any money or transfer of property to CPFS by or on behalf of Client or any guarantor (including collection of any Account) should for any reason subsequently be determined to be “voidable” or “avoidable” in whole or in part within the meaning of any state or federal law (collectively “voidable transfers”), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and CPFS is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of counsel for CPFS is advised to do so, then as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorney’s fees of CPFS related thereto, the liability of Client and any guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

23.	Joint and Several Liability. Client and any guarantors shall each be jointly and severally liable for all obligations and liabilities arising under this Agreement and the other agreements, documents, obligations, and transactions contemplated by this Agreement. The undersigned individual(s) as guarantor(s) and primary obligor, unconditionally guarantee the payment of any Re-Purchase of any Chargeback Accounts and all other obligations and liabilities under this or other Agreements.

24.	Jury Waiver, Venue, Personal Jurisdiction. (a) CLIENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT. (b) CPFS may bring any legal suit, action or proceeding arising out of or relating to this Agreement in the Circuit Court for Knox County, Tennessee, and Client expressly and irrevocably agrees that it is subject to the personal jurisdiction of such Court, and Client agrees that it will not remove the case to federal district court. (c) Any legal suit, action or proceeding brought by Client arising out of or relating to this Agreement shall be instituted solely and exclusively in the Circuit Court for Knox County, Tennessee, and Client expressly and irrevocably agrees that it is subject to the personal jurisdiction of such Court.

25.	Notice. All notices required to be given to any party other than Purchaser shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, (ii) transmittal by electronic means to a receiver under the control of such party, or (iii) actual receipt by such party or an employee or agent of such party. All notices to Purchaser shall be deemed given upon actual receipt by a responsible officer of Purchaser.

For the purposes hereof, notices hereunder shall be sent to the following addresses with a copy sent to the email address, or to such other addresses as each such party may in writing hereafter indicate:

SELLER:	ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators
Address:	3424 DILIDO RD
Dallas, TX 75228-5520

Officer:	Scott William Hartman
Phone Number:	(214) 327-5975
Email Address:	scott.hartman@onyxcm.com

PURCHASER:	CapitalPlus Financial Services, LLC
Address:	2510 Solway Rd.
Knoxville, TN 37931

Officer:	Scott W. Applegate
Fax Number:	865-693-3233
Email Address:	team@capitalplus.com

EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF PROCESS AND IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICE IN SECTION 25 ABOVE. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

26.	Integrated Agreement, Amendment, Governing Law. This Agreement replaces and supersedes any prior agreement between Client and CPFS. This Agreement and the documents identified or contemplated herein constitute the entire agreement between CPFS and Client as to the subject matter hereof and may not be altered or amended except by written agreement signed by CPFS and Client. No provision hereof may be waived by CPFS except upon written waiver executed by CPFS. The Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee and this Agreement shall be deemed to have been executed by the parties in the State of Tennessee. This Agreement shall not be deemed to have been entered into until accepted by CPFS at its chief executive office and shall be performed by CPFS and the financing administered by CPFS in Tennessee.

CapitalPlus Financial Services, LLC,	ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators:
a Tennessee Limited Liability Company	a Texas Limited Liability Company:

By:		By:
Title:	President	Title:	Member
Date:	12/5/2024	Date:	12/4/24

ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators:
a Texas Limited Liability Company:

By:	/s/ Robert Arthur Finley
Title:	Member
Date:	12/4/24

BEFORE ME, the undersigned authority, on this day personally appeared Scott William Hartman of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of December, 2024

/s/ Hutton Hays
NOTARY PUBLIC

BEFORE ME, the undersigned authority, on this day personally appeared Robert Arthur Finley, Jr. of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of December, 2024

/s/ Hutton Hays
NOTARY PUBLIC

INCUMBENCY CERTIFICATE

I, Scott William Hartman, a duly elected and acting Secretary or Member (other properly authorized officer) of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators a Texas Limited Liability Company or (other type of business organization), do hereby certify that on the 4th day of December, 2024, at a meeting of the Board of Directors at which a quorum was present, the following resolutions were unanimously adopted:

1.	That any one of the following persons be and are hereby authorized to negotiate and consummate from time to time financing arrangements such as accounts receivable/factoring financing and equipment leases on such terms and conditions as are acceptable to said persons:

/s/ Robert Arthur Finley	Robert Arthur Finley, Jr., Member
Signature	Name & Title (Please Type)

Signature	Name & Title (Please Type)

Signature	Name & Title (Please Type)

2.	That the aforesaid persons be and are hereby authorized to execute documents relating to said financing arrangements such as purchase/sales agreements, schedules, lease agreements, financing statements and such other documents and instruments as may be necessary to consummate said transactions.

3.	I further certify that the foregoing resolutions are in full force and effect on the date hereof.

WITNESS my hand and the seal of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators this 4th day of December, 2024.

/s/ Scott William Hartman
Signature of Scott William Hartman

Scott William Hartman
Printed Name of Scott William Hartman

INCUMBENCY CERTIFICATE

I, Robert Arthur Finley, Jr., a duly elected and acting Secretary or Member (other properly authorized officer) of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators a Texas Limited Liability Company or (other type of business organization), do hereby certify that on the 4th day of December, 2024, at a meeting of the Board of Directors at which a quorum was present, the following resolutions were unanimously adopted:

4.	That any one of the following persons be and are hereby authorized to negotiate and consummate from time to time financing arrangements such as accounts receivable/factoring financing and equipment leases on such terms and conditions as are acceptable to said persons:

/s/ Scott William Hartman	Scott William Hartman, Member
Signature	Name & Title (Please Type)

Signature	Name & Title (Please Type)

Signature	Name & Title (Please Type)

5.	That the aforesaid persons be and are hereby authorized to execute documents relating to said financing arrangements such as purchase/sales agreements, schedules, lease agreements, financing statements and such other documents and instruments as may be necessary to consummate said transactions.

6.	I further certify that the foregoing resolutions are in full force and effect on the date hereof.

WITNESS my hand and the seal of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators this 4th day of December, 2024.

/s/ Robert Arthur Finley
Signature of Robert Arthur Finley, Jr.

Robert Arthur Finley
Printed Name of Robert Arthur Finley, Jr.

ACH AUTHORIZATION LETTER

As a duly authorized officer of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators I authorize CapitalPlus Financial Services, LLC to perform scheduled or periodic electronic funds transfers debits and/or credits in accordance with the terms and conditions of the Master Accounts Receivable Purchase and Security Agreement.

Furthermore, if any such electronic debit(s) should be returned by my financial institution as Non-Sufficient Funds (NSF), I authorize, (Merchant) CapitalPlus Financial Services, LLC to collect a returned item fee of $25.00 per item by electronic debit from my account identified below.

You represent that you have not recently filed for bankruptcy and have no present intentions of doing so.

This authorization is to remain in full force and effect until CapitalPlus Financial Services, LLC has collected all monies due on all invoices purchased and/or any invoices have been repurchased by Seller.

I understand and authorize all the above as evidenced by my signature below:

AUTHORIZING SIGNATURE: /s/ Scott Hartman DATE: 12/4/24

Financial Institution account “identifying information”:

Enter financial institution account information into the fields provided below and attach a blank VOID check.

Financial institution:
Bank of Texas

City:	State:	ZIP Code:

ABA#:	Account#:
For Wires: 111014825	8097894246
For ACH’s: 111014325

Addendum A to Master Accounts Receivable Purchase and Security Agreement

Between ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators (“Seller”) and CapitalPlus_Financial Services,

LLC. (“Purchaser”)

ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators Contact Information

ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators

Business

3424 Dilido Rd

Business Mailing Address

Dalles,   Tx     75228

City     State    Zip

katfabricators.com

Business Web Site Address

Garrett Kiefer

Business Contact Name

214-327-5975 ext. 305

Business Phone

garrett@katfabricators.com

Business Contact Email       Business Contact Cell Phone

Scott Hartman

Principal #1 of Business Name

3320 Rosedale Ave

Principal #1 Home Address

Dallas, Tx 75205

City   State   Zip

646-342-9952
Principal #1 Home Phone Principal #1 Email	Principal #1 Cell Phone

I certify as to the accuracy of the information provided and understand that you will be relying on the accuracy of this information when evaluating our Company’s Account Status. Any change to the information provided on this addendum will be updated immediately.

12/4/24	/s/ Scott Hartman
Date	Signature of President or Other Officer/Principal

Scott Hartman	Member
Name	Title

INITIAL FUNDING CHECKLIST

Prepared for: ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators

While reviewing closing documentation, you are asked to acknowledge, by signing this checklist, that the following statements have been read and understood and that the supporting documentation referred to herein has been provided and received.

This checklist is provided for your convenience only, and does not modify or limit any provisions of the Master Accounts Receivable Purchase and Security Agreement (“MARPSA”):

1.	Only “valid” receivables are to be purchased by CapitalPlus Financial Services, LLC (“CPFS”), i.e. where all of the merchandise has been shipped or the service has been fully performed prior to funding. Purchase Orders and prebillings are not “valid” receivables. You are making a legal representation to CPFS that all receivables assigned and sold to CPFS are “valid” receivables.

2.	All remittances are to flow directly to CPFS’s lock box and any payments received directly by you contractually must be immediately forwarded to CPFS as received and not deposited by you. All invoices or Payment Applications must include the following: Remit Payment to CapitalPlus Financial Services, LLC, PO Box 531015 Atlanta, GA 30353-1015. CPFS will not buy any invoice unless the correct remittance address has been provided to the account debtor.

3.	Credit memos of any type must be promptly issued and forwarded to CPFS and must be documented in writing and signed by you.

4.	If you sell goods (vs. services) or goods and services, CPFS will not buy individual invoices exceeding $1,000 unless corresponding shipping documents or other proof of delivery and acceptance are attached.

5.	The proceeds of this initial funding are being used to satisfy the following obligations of the merchant’s business, or as otherwise outlined below: growth capital for new contracts and expanded operational costs of the company

Notice of Validity: You have agreed that all receivables submitted to CPFS for purchase are bona fide and existing obligations of your customers arising out of your sales and services. You have also agreed that you will remit to CPFS any remittances you receive with respect to the receivables no later than the next business day.

Seller:		Seller:

By:	/s/ Scott Hartman	By:	/s/ Robert Finley
Date:	12/4/24	Date:	12/4/24
Name:	Scott Hartman	Name:	Robert Finley
Title:	Member	Title:	Member
Address:	3424 Dilido Rd	Address:	3424 Dilido Rd
	Dallas, Tx 75228		Dallas, Tx 75228

MERCHANT CASH ADVANCE AND OTHER ENCUMBRANCE RIDER

This Merchant Cash Advance and Other Encumbrance Rider is made and entered into today, 12/4/24, by and between CapitalPlus Financial Services, LLC (“CPFS”), a Tennessee limited liability company and ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators.

For good and valuable consideration, including the execution of the Master Accounts Receivable Purchase and Security Agreement, dated Not approved, the purchase of future accounts subject to the terms of the Master Accounts Receivable Purchase and Security Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators agrees specifically that the Purchased Accounts as defined in the Master Accounts Receivable Purchase and Security Agreement are not subject to, and will be kept free and clear of, any security interest, lien, assignment, Merchant Cash Advance, or other encumbrance of any nature whatsoever except for current taxes and assessments which are not delinquent, the security interest created by the Master Accounts Receivable Purchase and Security Agreement, and assignments and security interests created and disclosed in writing to CPFS prior to execution of this Agreement.

“Merchant Cash Advance” is defined as any arrangement by which ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators has received a loan in exchange for ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators authorizing, and approving in advance, the lending entity to periodically repay itself a sum certain from ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators’s accounts without ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators’s further approval, discretion or irrespective of any objection.

ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators

a Texas Limited Liability Company:

By:	/s/ Scott Hartman
Title:	Member
Date:	12/4/24

ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators

a Texas Limited Liability Company:

By:	/s/ Robert Finley
Title:	Member
Date:	12/4/24

BEFORE ME, the undersigned authority, on this day personally appeared Scott William Hartman of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OF ICE this 4th day of December, 2024

/s/ Hutton Hays
NOTARY PUBLIC

BEFORE ME, the undersigned authority, on this day personally appeared Robert Arthur Finley, Jr. of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of December, 2024

/s/ Hutton Hays
NOTARY PUBLIC

DUTY TO PROCEED RIDER

This Duty to Proceed Rider is made and entered into this 4th day of December, 2024, by and between CapitalPlus Financial Services, LLC (“CPFS”), a Tennessee Limited Liability Company and ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators.

For good and valuable consideration, including the execution of the Master Accounts Receivable Purchase and Security Agreement, dated 4th day of December, 2024, the purchase of future accounts subject to the terms of the Master Accounts Receivable Purchase and Security Agreement and other considerations, the receipt and sufficiency of which are hereby acknowledged, ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators agrees specifically that it will not present for purchase any invoice where labor or supplies have be supplied to debtor subject to a Duty to Proceed clause in the contract between ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators and any Account Debtor as defined in the Master Accounts Receivable Purchase and Security Agreement during the execution of this Agreement.

“Duty To Proceed” is defined as any contract clause that requires ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators to proceed or continue with work while maintaining the project schedule during any dispute resolution regarding change of conditions, change orders, pricing for changed conditions or change orders whereby failure to proceed with work during the dispute will constitute a material breach of contract between ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators and Account Debtor.

ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators

a Texas Limited Liability Company:

By:	/s/ Scott Hartman

Title:	Member

Date:	12/4/24

ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators

a Texas Limited Liability Company:

By:	/s/ Robert Finley

Title:	Member

Date:	12/4/24

BEFORE ME, the undersigned authority, on this day personally appeared Scott William Hartman of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of December, 2024

/s/ HUTTON HAYS
NOTARY PUBLIC

BEFORE ME, the undersigned authority, on this day personally appeared Robert Arthur Finley, Jr. of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of December, 2024

/s/ HUTTON HAYS
NOTARY PUBLIC

GUARANTY

This Guaranty (“Guaranty”) dated as of 12/4/24, is entered into between Scott William Hartman and Julia Rene Hartman, each and jointly together Guarantors (“Guarantor”), in favor of CapitalPlus Financial Services, LLC, a Tennessee Limited Liability Company (“Creditor”).

Recitals

A. Creditor and ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators (“Client”) are entering into a Master Accounts Receivable Purchase and Security Agreement (the “Agreement”) pursuant to which Creditor will purchase certain accounts receivable from Client.

B. In order to induce Creditor to enter into the Agreement with Client, Guarantor has agreed to enter into this Guaranty in order to guaranty any loans or advances or other financial accommodations made or extended by Creditor.

Accordingly, in consideration of the mutual covenants contained herein, the parties agree as follows:

Agreement

1   GUARANTY

1.1 Guaranty of Obligations. Guarantor, and any and all successor entities resulting by operation merger, law, or otherwise, including but not limited to any successor debtor in possession of Guarantor as such term is used in Chapter 11 of the United States Bankruptcy Code (11 U.S.C § 1101 et seq.), unconditionally, absolutely and irrevocably guarantees and promises to pay to Creditor, upon the written demand of Creditor, in lawful money of the United States of America and in immediately available funds, any and all indebtedness and obligations (hereinafter collectively, the “Guaranteed Obligations”) of the Client, and all successor-in-interest of Client by operation of law or otherwise, including, but not limited to, any Trustee (as defined in the United States Bankruptcy Code (11 U.S.C § 1101 et seq., or successor statutes) or debtor-in-possession, and including, but not limited to, any successor-in-interest arising out of any merger or reorganization involving Client, whether Client is a surviving or disappearing person or entity as a result of those transactions to Creditor under the Agreement or any other note, loan agreement, credit agreement, security agreement, pledge agreement mortgage, or other documents or instrument (hereinafter collectively, the “Documents”) or otherwise.

The term “Guaranteed Obligations” is used herein in its most comprehensive sense and includes all obligations of Client to Creditor (including, without limitation, attorneys’ fees and expenses, and unpaid interest, including interest that, but for the filing of a petition in bankruptcy, would have accrued on the Guaranteed Obligations) now existing or hereafter incurred or created, whether voluntarily or involuntarily, and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, whether Client may be liable jointly, severally, or solidarily with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter becomes otherwise unenforceable, and includes Client’s prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty, undertaking and provision to be performed by Client under the Documents or otherwise. Guarantor agrees that this Guaranty constitutes a guaranty of payment when due and not of collection.

1.2 Unlimited Guaranty, There are no dollar limitations on the amount of Guarantor’s liability under this Guaranty.

1.3 Continuing Guaranty, This Guaranty is a continuing guaranty and shall remain effective until the Guaranteed Obligations have been fully paid, performed and discharged as provided in Section 8 and Creditor has given written notice of the fact to Guarantor.

1.4 Solidarv Liability, Guarantor agrees that its liability and obligations in favor of Creditor shall be joint, several and in solido with Client and all other guarantors of the Guaranteed Obligations, and that a separate action or actions may be brought and prosecuted against Guarantor to enforce Creditor’s rights under this Guaranty, whether action is brought against Client or whether Client is joined in any such action or actions. Guarantor agrees that any releases which may be given by Creditor to Client or any other guarantor shall not release it from this Guaranty.

2 INDEMNITY

2.1 Indemnity, In addition to the payment of expenses pursuant to Section 9.1.2, Guarantor agrees to indemnify, defend, exonerate, pay and hold Creditor and the officers, directors, employees and agents of Creditor (the “Indemnities”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel to Creditor and expert witness fees and disbursements) for such Indemnities in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, that may be imposed on, incurred by or asserted against such Indemnitee, in any matter relating to or arising out of or in connection with this Guaranty (the “Indemnified Liabilities”). Notwithstanding the foregoing, Indemnified Liabilities shall not include liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses and disbursements to the extent caused by or resulting from the willful misconduct or gross negligence of such Indemnitee.

2.2 Notice. Each Indemnitee will promptly notify Guarantor of each event of which it has knowledge that may give rise to a claim under this section.

2.3 Defense of Actions. If any investigative, judicial or administrative proceeding arising in connection with any of the Indemnified Liabilities is brought against any Indemnitee indemnified or intended to be indemnified pursuant to this Section, Guarantor, to the extent and in the manner directed by the Indemnitee or intended Indemnitee, will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Guarantor (which counsel shall be satisfactory to the Indemnitee or intended Indemnitee). Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Guarantor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

3 CONSENTS BY GUARANTOR

3.1 Consents. Guarantor hereby authorizes Creditor, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time:

3.1.1 Changes in Terms. Renew, compromise, extend, refinance, accept partial payments, accelerate or restructure the Guaranteed Obligations or otherwise change the time for payment or the terms of any of the Guaranteed Obligations, or any part thereof, including, without limitation, increasing or decreasing the rate of interest thereof;

3.1.2 Amendment of Documents. Waive, amend, rescind or modify any of the terms or provisions of the Documents or any agreement or document executed in connection therewith;

3.1.3 Liquidation of Guaranteed Obligations. Settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations, or any part thereof, and any security or collateral therefore, and any security or collateral therefore in any manner as Creditor may determine in its sole discretion;

3.1.4 Collateral. Take and hold collateral to secure the payment of the Guaranteed Obligations and exchange, enforce, waive and release any such collateral, and apply such collateral and direct the order or manner of sale thereof as Creditor in its sole discretion may determine;

3.1.5 Releases. Release the Client, or release or substitute any one or more other guarantors; and

3.1.6 Assignment. Assign without notice, this Guaranty in whole or in part and Creditor’s rights hereunder to any one at any time.

3.1.7 Application of Payments. Apply payments on account of the Guaranteed Obligations, from any source in any manner deemed to be in the best interests of Creditor in the sole discretion of Creditor, including the application of payments on a “last-in-first-out basis;” and

3.1.8 Other Guaranties. Take other guaranties from other persons and/or entities to further secure the Guaranteed Obligations.

3.2 Non-Release of Guarantor. Guarantor agrees that Creditor may do any or all of the foregoing in such manner, upon such terms, and at such times as Creditor, in its sole discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing Guarantor from its undertakings hereunder and Guarantor hereby consents to each and all of the foregoing acts, events and occurrences.

4 Waivers

4.1 Defenses. Guarantor hereby waives any right to assert against Creditor as a defense, counterclaim, setoff or crossclaim, all defenses, including, but not limited to, the duty to act in a commercially reasonable manner, and further including. but not limited to, any defense arising by reason of any modification of the Guaranteed Obligations in any form whatsoever, any counterclaim, any setoff or any crossclaim which Guarantor may now or at any time hereafter have under applicable law, rule, arrangement or relationship against Client, Creditor or any other party. Guarantor waives all defenses, counterclaims and setoffs of any kind or nature arising, directly or indirectly, from the present or future lack of perfection, sufficiency, validity or enforceability of the Documents or any security interest thereunder.

4.2 Election of Remedies. Guarantor hereby waives any defense arising by reason of any claim or defense based upon election of remedies by Creditor, which in any matter impairs, affects, reduces, releases, destroys or extinguishes Guarantor’s subrogation rights, rights to proceed against Client for reimbursement, contribution, indemnity or any other rights of Guarantor to proceed against any other person or security.

4.3 Presentment, Demand and Notice. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, diligence, and notices of existence, or creation of the Guaranteed Obligations or of new or additional Guaranteed Obligations incurred or created after this Guaranty, and all other notices or formalities to which Guarantor may be entitled under applicable law.

4.4 Remedies Against Client. As a condition to payment or performance by Guarantor under this Guaranty, Creditor shall not be required to, and Guarantor hereby waives any and all rights to require Creditor to, prosecute or seek to enforce any remedies against Client or any other party liable to Creditor on account of the Guaranteed Obligations or to require Creditor to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Client by Creditor or any other party on account of the Guaranteed Obligations.

4.5 Subrogation Rights. Guarantor shall have no right of subrogation, reimbursement, exoneration, contribution or any other rights that would result in Guarantor being deemed a creditor of Client under the Federal Bankruptcy Code or any other law. Guarantor irrevocably waives all such rights, the right to assert any such rights and any right to enforce any remedy which Creditor now or any hereafter have against Client and hereby irrevocably waives any benefit of and any right to participate in, any security now or hereafter held by Creditor, however acquired.

4.6 Claims Against Client. Guarantor hereby waives any and all claims which Guarantor may now or hereafter have against Client, whether arising hereunder or otherwise.

4.7 Revocation. Guarantor shall have no right to revoke this continuing guaranty.

4.8 Rights to Compel Action by Creditor. Guarantor shall have no right to require Creditor to proceed against Client, to proceed against or exhaust any security in any particular order, to apply property recovered from Client to discharge or reduce the Guaranteed Obligations hereunder, and to require diligence in taking any action to collect on the obligations of Client or to collect on the Guaranteed Obligations hereunder.

Each of the waivers set forth above is made by Guarantor with Guarantor’s full knowledge of the significance and consequences resulting therefrom. Guarantor hereby agrees that these waivers are reasonable and not contrary to public policy, and agrees that Guarantor will not contest these waivers on grounds of reasonableness or contravention to public policy. However, in the event any of these waivers or any part thereof are nevertheless deemed contrary to public policy, Guarantor agrees that those waivers and/or those parts of waivers not deemed contrary to public policy are severable and will survive with full force and effect.

5 SUBORDINATION

Any and all present and future debts and obligations of Client to Guarantor are hereby postponed in favor of the full payment and performance of all present and future debts and obligations of Client to Creditor. Any instruments now or hereafter evidencing any indebtedness of Client to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Creditor so requests, shall be delivered to Creditor. Upon liquidation, bankruptcy, or distribution of any of Client’s assets, Guarantor shall assign to the Creditor all of Guarantor’s claims on account of such indebtedness so that Creditor shall receive all dividends and payments on such indebtedness until payment in full of the Guaranteed Obligations. This section shall constitute such an assignment if Guarantor fails to execute and deliver such an assignment. All monies or other property of Guarantor at any time in Creditor’s possession may be held by Creditor as security for any and all obligations of Guarantor to Creditor, now existing or hereafter arising, whether absolute or contingent, whether due or become due, and whether under this Guaranty or otherwise. Guarantor also agrees that Creditor’s books and records showing the account between Creditor and Client shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

6	FINANCIAL CONDITION OF CLIENT

Guarantor is presently informed of the financial condition of Client and of all other circumstances which a di Ii gent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor hereby covenants that it will continue to keep itself informed of Client’s financial condition and of all other circumstances which bear upon the risk of nonpayment. Absent a written request for such information by Guarantor to Creditor, Guarantor hereby waives its right, if any, to require, and Creditor is relieved of any obligation or duty to disclose to Guarantor any in formation which Creditor may now or hereafter acquire concerning such condition or circumstances.

7	REPRESENTATIONS AND WARRANTIES

Guarantor represents and warrants to Creditor that the following statements are true, correct and complete as of the date of this Guaranty:

7.1 No conflict. Neither the execution and delivery of this Guaranty nor the fulfillment of or compliance with the terms and conditions of this Guaranty conflicts with or shall result in a breach of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Guarantor or any agreement or instrument to which Guarantor is now a party or by which it is bound, or constitutes a default under any foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of Guarantor under the terms of any instrument or agreement or violates any provision of law or any order of any court or other agency of government.

7.2 No Actions or Proceedings. There is no pending or threatened suit or proceeding affecting Guarantor before any court, governmental agency, or arbitrator which might affect the enforceability of this Guaranty or the business, operations, assets or condition of Guarantor.

7.3 Adequate Consideration. The consideration given or provided, or to be given or provided, by Creditor in connection with this Guaranty is adequate and satisfactory in all respects to support this Guaranty and Guarantor’s obligations hereunder.

7.4. Full Information. Creditor has made no warranty or representation concerning Client’s creditworthiness, and Guarantor has full information concerning the financial condition of Client and has adequate means of monitoring the financial condition of Client in the future, such that Guarantor has and will continue to be adequately informed of the financial condition of Client.

7.5 Solvency. Guarantor is solvent and the execution of this Guaranty does not make Guarantor insolvent for any reason whatsoever.

8	TERMINATION OF GUARANTY.

8.1 Guarantor’s obligations under this Guaranty shall continue in full force and effect and this Guaranty shall not terminate until thirty days after the occurrence of all of the following:

8.1.1 The Guaranteed Obligations have been fully paid, performed and discharged;

8.1.2 The Creditor is not under any obligation to extend financial accommodations to Client,

8.1.3 Guarantor has delivered the General Release required to be delivered by the Agreement upon termination of this Agreement, and this General Release has been sent after the occurrence of the events described in Sections 8.1.1 and 8.1.2 above.

8.2 The Guaranteed Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Client to Creditor are no longer subject to any right on the party of any person whomsoever, including, but not limited to, Client, Client as debtor-in-possession, or any trustee or receiver in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Code.

8.3 In the event that any such payments by Client to Creditor are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within Creditor’s discretion, Guarantor shall be liable for the full amount Creditor is required to repay plus costs, interest, attorneys’ fees and any and all expenses which Creditor paid or incurred in connection therewith.

9	MISCELLANEOUS

9.1 Costs and expenses. Guarantor agrees to pay, on Creditor’s demand, all of the following costs and expenses, whether incurred before or after the commencement of any case with respect to Client of the Guaranteed Obligations under the United States Bankruptcy Code or any successor statute:

9.1.1 all attorneys’ fees and all other costs and out-of-pocket expenses which may be incurred by Creditor in the negotiation, preparation, enforcement or collection of this Guaranty and the Guaranteed Obligations, whether or not suit is filed; and

9.1.2 all fees, costs, and expenses, including, without limitation, attorneys’ fees, costs, and expenses, which Creditor incurs in enforcing any judgment rendered in connection with this Guaranty. This provision is severable from all other provisions hereof and shall survive, and not be deemed merged into, any such judgment.

9.2 Headings. The Section and other headings contained in this Guaranty are for reference purposes only and shall not affect in any way the meaning or interpretation of this Guaranty.

9.3 Governing Law. The validity, construction and performance of this Guaranty shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of Tennessee.

9.4 Entire Agreement. This Guaranty embodies the entire agreement and understanding between the parties pertaining to the subject matter of this Guaranty, and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether verbal or written, of the parties pertaining to that subject matter.

9.5 Binding Effect. The provisions of this Guaranty shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.6 Parties in Interest. Nothing in this Guaranty, expressed or implied, is intended to confer on any person or entity other than the parties any right or remedy under or by reason of this Guaranty.

9.7 Notices. Any written notice or communication required or permitted by this Guaranty to be given to Guarantor shall be deemed sufficiently given when such notice is (1) mailed postage prepaid by certified or registered mail, return receipt requested, or (2) courier delivered personally to the party concerned at the address given by the respective party, or (3) facsimile transmitted to the party concerned at the facsimile number given by the respective party. All notices from Guarantor to Creditor shall be effective 5 days after actual receipt by an officer of Creditor at Creditor’s offices.

9.8 Amendment and Waiver. This Guaranty may be amended, modified or supplemented only by a writing executed by each of the parties. Any party may in writing waive any provision of this Guaranty to the extent such provision is for the benefit of the waiving party. No action taken pursuant to this Guaranty, including any investigation by or on behalf of any pa1iy, shall be deemed to constitute a waiver by that party of its or any other party’s compliance with any representations or warranties or with any provisions of this Guaranty. No waiver by any party of a breach of any provision of this Guaranty shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by another party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

9.9 Jurv Waiver, Venue, Personal Jurisdiction. (a) GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT. (b) Creditor may bring any legal suit, action or proceeding arising out of or relating to this Agreement in the Circuit Court for Knox County, Tennessee, and Guarantor expressly and irrevocably agrees that he/she/it is subject to the personal jurisdiction of such Court, and Guarantor agrees that he/she/it will not remove the case to federal district court. (c) Any legal suit, action or proceeding brought by Guarantor arising out of or relating to this Agreement shall be instituted solely and exclusively in the Circuit Court for Knox County, Tennessee, and Guarantor expressly and irrevocably agrees that he/she/it is subject to the personal jurisdiction of such Court.

9.10 Prompt Action. Time is of the essence with respect to each provision of this Guaranty.

9.11 Severability. The invalidity or unenforceability of any particular provision of this Guaranty shall not affect the other provisions, and this Guaranty shall be construed in all respects as if any invalid or unenforceable provision were omitted.

9.12 Further Action. Each party agrees to perform any further acts and to execute and deliver any other documents which may be reasonably necessary to effect the provisions of this Guaranty.

9.13 Survival of Representations and Warranties. All representations and warranties of Guarantor contained in this Guaranty shall survive the execution and delivery of this Guaranty and shall continue until any and all Guaranteed Obligations have been fully paid, performed and discharged in full.

9.14 Consent and Authorization of Use of Consumer Credit Report. The undersigned Guarantor, recognizing that his or her individual credit history may be a necessary factor in the evaluation of this Guaranty, hereby consents to and authorizes the use of a consumer credit report on the undersigned, by the above named Creditor, from time to time as may be needed, in the credit evaluation process.

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed as of the date and year first above written.

GUARANTOR:

/s/ Scott William Hartman, Individually
Signature of Scott William Hartman

/s/ Scott William Hatiman
Print Name of Scott William Hatiman

Home Address:

3320 Rosedale Ave
Dallas TX 75205
Cell Phone: (646) 342-9952
Social Security Number: ###-##-####

GUARANTOR:

/s/ Julia Rene Hartman, Individually
Signature of Julia Rene Hartman

Julia Rene Hartman
Print Name of Julia Rene Hartman

Home Address:

3320 Rosedale Ave
Dallas. TX 75205
Cell Phone: (973) 303-3616
Social Security Number: ###-##-####

BEFORE ME, the undersigned authority, on this day personally appeared Scott William Hartman of ONYX CAPITAL TEQUILA PARTNERS IV LLC OBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of December, 2024

/s/ HUTTON HAYS
NOTARY PUBLIC

BEFORE ME, the undersigned authority, on this day personally appeared Julia Rene Hartman of ONYX CAPITAL TEQUILA PARTNERS IV LLC OBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this this 4th day of December, 2024

/s/ HUTTON HAYS
NOTARY PUBLIC

GUARANTY

This Guaranty (“Guaranty”) dated as of 12/4/24, is entered into between Robert Arthur Finley, Jr. and Teresa Renee Finley, each and jointly together Guarantors (“Guarantor”), in favor of CapitalPlus Financial Services, LLC, a Tennessee Limited Liability Company (“Creditor”).

Recitals

A. Creditor and ONYX CAPTTAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators (“Client”) are entering into a Master Accounts Receivable Purchase and Security Agreement (the “Agreement”) pursuant to which Creditor will purchase certain accounts receivable from Client.

B. In order to induce Creditor to enter into the Agreement with Client, Guarantor has agreed to enter into this Guaranty in order to guaranty any loans or advances or other financial accommodations made or extended by Creditor.

Accordingly, in consideration of the mutual covenants contained herein, the parties agree as follows:

Agreement

1. GUARANTY

1.1 Guaranty of Obligations. Guarantor, and any and all successor entities resulting by operation merger, law, or otherwise, including but not limited to any successor debtor in possession of Guarantor as such term is used in Chapter 11 of the United States Bankruptcy Code (11 U.S.C § 1101 et seq.), unconditionally, absolutely and irrevocably guarantees and promises to pay to Creditor, upon the written demand of Creditor, in lawful money of the United States of America and in immediately available funds, any and all indebtedness and obligations (hereinafter collectively, the “Guaranteed Obligations”) of the Client, and all successor-in-interest of Client by operation of law or otherwise, including, but not limited to, any Trustee (as defined in the United States Bankruptcy Code (11 U.S.C § 1101 et seq., or successor statutes) or debtor-in-possession, and including, but not limited to, any successor-in-interest arising out of any merger or reorganization involving Client, whether Client is a surviving or disappearing person or entity as a result of those transactions to Creditor under the Agreement or any other note, loan agreement, credit agreement, security agreement, pledge agreement, mortgage, or other documents or instrument (hereinafter collectively, the “Documents”) or otherwise.

The term “Guaranteed Obligations” is used herein in its most comprehensive sense and includes all obligations of Client to Creditor (including, without limitation, attorneys’ fees and expenses, and unpaid interest, including interest that, but for the filing of a petition in bankruptcy, would have accrued on the Guaranteed Obligations) now existing or hereafter incurred or created, whether voluntarily or involuntarily, and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, whether Client may be liable jointly, severally, or solidarily with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter becomes otherwise unenforceable, and includes Client’s prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty, undertaking and provision to be performed by Client under the Documents or otherwise. Guarantor agrees that this Guaranty constitutes a guaranty of payment when due and not of collection.

1.2 Unlimited Guaranty, There are no dollar limitations on the amount of Guarantor’s liability under this Guaranty.

1.3 Continuing Guaranty, This Guaranty is a continuing guaranty and shall remain effective until the Guaranteed Obligations have been fully paid, performed and discharged as provided in Section 8 and Creditor has given written notice of the fact to Guarantor.

1.4 Solidary Liability, Guarantor agrees that its liability and obligations in favor of Creditor shall be joint, several and in solido with Client and all other guarantors of the Guaranteed Obligations, and that a separate action or actions may be brought and prosecuted against Guarantor to enforce Creditor’s rights under this Guaranty, whether action is brought against Client or whether Client is joined in any such action or actions. Guarantor agrees that any releases which may be given by Creditor to Client or any other guarantor shall not release it from this Guaranty.

2 INDEMNITY

2.1 Indemnity, In addition to the payment of expenses pursuant to Section 9.1.2, Guarantor agrees to indemnify, defend, exonerate, pay and hold Creditor and the officers, directors, employees and agents of Creditor (the “Indemnities”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel to Creditor and expert witness fees and disbursements) for such Indemnities in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, that may be imposed on, incurred by or asserted against such Indemnitee, in any matter relating to or arising out of or in connection with this Guaranty (the “Indemnified Liabilities”). Notwithstanding the foregoing, Indemnified Liabilities shall not include liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses and disbursements to the extent caused by or resulting from the willful misconduct or gross negligence of such Indemnitee.

2.2 Notice. Each Indemnitee will promptly notify Guarantor of each event of which it has knowledge that may give rise to a claim under this section.

2.3 Defense of Actions. If any investigative, judicial or administrative proceeding arising in connection with any of the Indemnified Liabilities is brought against any Indemnitee indemnified or intended to be indemnified pursuant to this Section, Guarantor, to the extent and in the manner directed by the Indemnitee or intended Indemnitee, will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Guarantor (which counsel shall be satisfactory to the Indemnitee or intended Indemnitee). Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Guarantor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

3 CONSENTS BY GUARANTOR

3.1 Consents. Guarantor hereby authorizes Creditor, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time:

3.1.1 Changes in Terms. Renew, compromise, extend, refinance, accept partial payments, accelerate or restructure the Guaranteed Obligations or otherwise change the time for payment or the terms of any of the Guaranteed Obligations, or any part thereof, including, without limitation, increasing or decreasing the rate of interest thereof;

3.1.2 Amendment of Documents. Waive, amend, rescind or modify any of the terms or provisions of the Documents or any agreement or document executed in connection therewith;

3.1.3 Liquidation of Guaranteed Obligations. Settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations, or any part thereof, and any security or collateral therefore, and any security or collateral therefore in any manner as Creditor may determine in its sole discretion;

3.1.4 Collateral. Take and hold collateral to secure the payment of the Guaranteed Obligations and exchange, enforce, waive and release any such collateral, and apply such collateral and direct the order or manner of sale thereof as Creditor in its sole discretion may determine;

3.1.5 Releases. Release the Client, or release or substitute any one or more other guarantors; and

3.1.6 Assignment. Assign, without notice, this Guaranty in whole or in part and Creditor’s rights hereunder to any one at any time.

3.1.7 Application of Payments. Apply payments on account of the Guaranteed Obligations, from any source in any manner deemed to be in the best interests of Creditor in the sole discretion of Creditor, including the application of payments on a “last-in-first-out basis;” and

3.1.8 Other Guaranties. Take other guaranties from other persons and/or entities to further secure the Guaranteed Obligations.

3.2 Non-Release of Guarantor. Guarantor agrees that Creditor may do any or all of the foregoing in such manner, upon such terms, and at such times as Creditor, in its sole discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing Guarantor from its undertakings hereunder and Guarantor hereby consents to each and all of the foregoing acts, events and occurrences.

4 Waivers

4.1 Defenses. Guarantor hereby waives any right to assert against Creditor as a defense, counterclaim, setoff or crossclaim, all defenses, including, but not limited to, the duty to act in a commercially reasonable manner, and further including, but not limited to, any defense arising by reason of any modification of the Guaranteed Obligations in any form whatsoever, any counterclaim, any setoff or any crossclaim which Guarantor may now or at any time hereafter have under applicable law, rule, arrangement or relationship against Client, Creditor or any other party. Guarantor waives all defenses, counterclaims and setoffs of any kind or nature arising, directly or indirectly, from the present or future lack of perfection, sufficiency, validity or enforceability of the Documents or any security interest thereunder.

4.2 Election of Remedies. Guarantor hereby waives any defense arising by reason of any claim or defense based upon election of remedies by Creditor, which in any matter impairs, affects, reduces, releases, destroys or extinguishes Guarantor’s subrogation rights, rights to proceed against Client for reimbursement, contribution, indemnity or any other rights of Guarantor to proceed against any other person or security.

4.3 Presentment, Demand and Notice. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, diligence, and notices of existence, or creation of the Guaranteed Obligations or of new or additional Guaranteed Obligations incurred or created after this Guaranty, and all other notices or formalities to which Guarantor may be entitled under applicable law.

4.4 Remedies Against Client. As a condition to payment or performance by Guarantor under this Guaranty, Creditor shall not be required to, and Guarantor hereby waives any and all rights to require Creditor to, prosecute or seek to enforce any remedies against Client or any other party liable to Creditor on account of the Guaranteed Obligations or to require Creditor to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Client by Creditor or any other party on account of the Guaranteed Obligations.

4.5 Subrogation Rights. Guarantor shall have no right of subrogation, reimbursement, exoneration, contribution or any other rights that would result in Guarantor being deemed a creditor of Client under the Federal Bankruptcy Code or any other law. Guarantor irrevocably waives all such rights, the right to assert any such rights and any right to enforce any remedy which Creditor now or any hereafter have against Client and hereby irrevocably waives any benefit of and any right to participate in, any security now or hereafter held by Creditor, however acquired.

4.6 Claims Against Client. Guarantor hereby waives any and all claims which Guarantor may now or hereafter have against Client, whether arising hereunder or otherwise.

4.7 Revocation. Guarantor shall have no right to revoke this continuing guaranty.

4.8 Rights to Compel Action bv Creditor. Guarantor shall have no right to require Creditor to proceed against Client, to proceed against or exhaust any security in any particular order, to apply property recovered from Client to discharge or reduce the Guaranteed Obligations hereunder, and to require diligence in taking any action to collect on the obligations of Client or to collect on the Guaranteed Obligations hereunder.

Each of the waivers set forth above is made by Guarantor with Guarantor’s full knowledge of the significance and consequences resulting therefrom. Guarantor hereby agrees that these waivers are reasonable and not contrary to public policy, and agrees that Guarantor will not contest these waivers on grounds of reasonableness or contravention to public policy. However, in the event any of these waivers or any part thereof are nevertheless deemed contrary to public policy, Guarantor agrees that those waivers and/or those parts of waivers not deemed contrary to public policy are severable and will survive with full force and effect.

5 SUBORDINATION

Any and all present and future debts and obligations of Client to Guarantor are hereby postponed in favor of the full payment and performance of all present and future debts and obligations of Client to Creditor. Any instruments now or hereafter evidencing any indebtedness of Client to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Creditor so requests, shall be delivered to Creditor. Upon liquidation bankruptcy, or distribution of any of Client’s assets, Guarantor shall assign to the Creditor all of Guarantor’s claims on account of such indebtedness so that Creditor shall receive all dividends and payments on such indebtedness until payment in full of the Guaranteed Obligations. This section shall constitute such an assignment if Guarantor fails to execute and deliver such an assignment. All monies or other property of Guarantor at any time in Creditor’s possession may be held by Creditor as security for any and all obligations of Guarantor to Creditor, now existing or hereafter arising, whether absolute or contingent, whether due or become due, and whether under this Guaranty or otherwise. Guarantor also agrees that Creditor’s books and records showing the account between Creditor and Client shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

6 FINANCIAL CONDITION OF CLIENT

Guarantor is presently informed of the financial condition of Client and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor hereby covenants that it will continue to keep itself informed of Client’s financial condition and of all other circumstances which bear upon the risk of nonpayment. Absent a written request for such information by Guarantor to Creditor, Guarantor hereby waives its right, if any, to require, and Creditor is relieved of any obligation or duty to disclose to Guarantor any information which Creditor may now or hereafter acquire concerning such condition or circumstances.

7 REPRESENTATIONS AND WARRANTIES

Guarantor represents and warrants to Creditor that the following statements are true, correct and complete as of the date of this Guaranty:

7.1 No conflict. Neither the execution and delivery of this Guaranty nor the fulfillment of or compliance with the terms and conditions of this Guaranty conflicts with or shall result in a breach of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Guarantor or any agreement or instrument to which Guarantor is now a party or by which it is bound, or constitutes a default under any foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of Guarantor under the terms of any instrument or agreement or violates any provision of law or any order of any court or other agency of government.

7.2 No Actions or Proceedings. There is no pending or threatened suit or proceeding affecting Guarantor before any court, governmental agency, or arbitrator which might affect the enforceability of this Guaranty or the business, operations, assets or condition of Guarantor.

7.3 Adequate Consideration. The consideration given or provided, or to be given or provided, by Creditor in connection with this Guaranty is adequate and satisfactory in all respects to support this Guaranty and Guarantor’s obligations hereunder.

7.4. Full Information. Creditor has made no warranty or representation concerning Client’s creditworthiness, and Guarantor has full information concerning the financial condition of Client and has adequate means of monitoring the financial condition of Client in the future, such that Guarantor has and will continue to be adequately informed of the financial condition of Client.

7.5 Solvency. Guarantor is solvent and the execution of this Guaranty does not make Guarantor insolvent for any reason whatsoever.

8 TERMINATION OF GUARANTY.

8.1 Guarantor’s obligations under this Guaranty shall continue in full force and effect and this Guaranty shall not terminate until thirty days after the occurrence of all of the following:

8.1.1 The Guaranteed Obligations have been fully paid, performed and discharged;

8.1.2 The Creditor is not under any obligation to extend financial accommodations to Client,

8.1.3 Guarantor has delivered the General Release required to be delivered by the Agreement upon termination of this Agreement, and this General Release has been sent after the occurrence of the events described in Sections 8.1.1 and 8.1.2 above.

8.2 The Guaranteed Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Client to Creditor are no longer subject to any right on the party of any person whomsoever, including, but not limited to, Client, Client as debtor-in-possession, or any trustee or receiver in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Code.

8.3 In the event that any such payments by Client to Creditor are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within Creditor’s discretion, Guarantor shall be liable for the full amount Creditor is required to repay plus costs, interest, attorneys’ fees and any and all expenses which Creditor paid or incurred in connection therewith.

9 MISCELLANEOUS

9.1 Costs and expenses. Guarantor agrees to pay, on Creditor’s demand, all of the following costs and expenses, whether incurred before or after the commencement of any case with respect to Client of the Guaranteed Obligations under the United States Bankruptcy Code or any successor statute:

9.1.1 all attorneys’ fees and all other costs and out-of-pocket expenses which may be incurred by Creditor in the negotiation, preparation, enforcement or collection of this Guaranty and the Guaranteed Obligations, whether or not suit is filed; and

9.1.2 all fees, costs, and expenses, including, without limitation, attorneys’ fees, costs, and expenses, which Creditor incurs in enforcing any judgment rendered in connection with this Guaranty. This provision is severable from all other provisions hereof and shall survive, and not be deemed merged into, any such judgment.

9.2 Headings. The Section and other headings contained in this Guaranty are for reference purposes only and shall not affect in any way the meaning or interpretation of this Guaranty.

9.3 Governing Law. The validity, construction and performance of this Guaranty shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of Tennessee.

9.4 Entire Agreement. This Guaranty embodies the entire agreement and understanding between the parties pertaining to the subject matter of this Guaranty, and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether verbal or written, of the parties pertaining to that subject matter.

9.5 Binding Effect. The provisions of this Guaranty shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.6 Parties in Interest. Nothing in this Guaranty, expressed or implied, is intended to confer on any person or entity other than the parties any right or remedy under or by reason of this Guaranty.

9.7 Notices. Any written notice or communication required or permitted by this Guaranty to be given to Guarantor shall be deemed sufficiently given when such notice is (1) mailed postage prepaid by certified or registered mail, return receipt requested, or (2) courier delivered personally to the party concerned at the address given by the respective party, or (3) facsimile transmitted to the party concerned at the facsimile number given by the respective party. All notices from Guarantor to Creditor shall be effective 5 days after actual receipt by an officer of Creditor at Creditor’s offices.

9.8 Amendment and Waiver. This Guaranty may be amended, modified or supplemented only by a writing executed by each of the parties. Any party may in writing waive any provision of this Guaranty to the extent such provision is for the benefit of the waiving party. No action taken pursuant to this Guaranty, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by that party of its or any other party’s compliance with any representations or warranties or with any provisions of this Guaranty. No waiver by any party of a breach of any provision of this Guaranty shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by another party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

9.9 Jury Waiver, Venue, Personal Jurisdiction. (a) GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT. (b) Creditor may bring any legal suit, action or proceeding arising out of or relating to this Agreement in the Circuit Court for Knox County, Tennessee, and Guarantor expressly and irrevocably agrees that he/she/it is subject to the personal jurisdiction of such Court, and Guarantor agrees that he/she/it will not remove the case to federal district court. (c) Any legal suit, action or proceeding brought by Guarantor arising out of or relating to this Agreement shall be instituted solely and exclusively in the Circuit Court for Knox County, Tennessee, and Guarantor expressly and irrevocably agrees that he/she/it is subject to the personal jurisdiction of such Court.

9.10 Prompt Action. Time is of the essence with respect to each provision of this Guaranty.

9.11 Severability. The invalidity or unenforceability of any particular provision of this Guaranty shall not affect the other provisions, and this Guaranty shall be construed in all respects as if any invalid or unenforceable provision were omitted.

9.12 Further Action. Each party agrees to perform any further acts and to execute and deliver any other documents which may be reasonably necessary to effect the provisions of this Guaranty.

9.1.3 Survival of Representations and Warranties. All representations and warranties of Guarantor contained in this Guaranty shall survive the execution and delivery of this Guaranty and shall continue until any and all Guaranteed Obligations have been fully paid, performed and discharged in full.

9.14 Consent and Authorization of Use of Consumer Credit Report. The undersigned Guarantor, recognizing that his or her individual credit history may be a necessary factor in the evaluation of this Guaranty, hereby consents to and authorizes the use of a consumer credit report on the undersigned, by the above named Creditor, from time to time as may be needed, in the credit evaluation process.

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed as of the date and year first above written.

GUARANTOR:

/s/ Robert Arthur Finley, Individually
Signature of Robert Arthur Finley, Jr.

/s/ Robert Arthur Finley
Print Name of Robert Arthur Finley, Jr.

Home Address:

5902 Monticello Ave
Dallas, TX 75206
Cell Home Phone: (972) 839-3414
Social Security Number: ###-##-####

GUARANTOR:

/s/ Teresa Renee Finley, Individually
Signature of Teresa Renee Finley

/s/ Teresa Renee Finley
Print Name of Teresa Renee Finley

Home Address:

5902 Monticello Ave
Dallas, TX 75206
Cell Home Phone: (972) 567-6189
Social Security Number: ###-##-####

BEFORE ME, the undersigned authority, on this day personally appeared Robert Arthur Finley, Jr. of ONYX CAPITAL TEQUILA PARTNERS IV LLC OBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of December, 2024

/s/ HUTTON HAYS
NOTARY PUBLIC

BEFORE ME, the undersigned authority, on this day personally appeared Teresa Renee Finley of ONYX CAPITAL TEQUILA PARTNERS IV LLC DBA KAT Fabricators, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the facts were true, and he executed the same for the purpose therein expressed, in the capacity therein stated, and as the act and deed of said Limited Liability Company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of December, 2024

/s/ HUTTON HAYS
NOTARY PUBLIC